Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”), dated as of October 25, 2017, is by and between TriplePoint Venture Growth BDC Corp., a Maryland corporation (the “Company”) and each of the parties listed on Schedule 1 hereto (each, a “Buyer” and, collectively, the “Buyers”).

W I T N E S S E T H:

WHEREAS, the Company, on the terms and subject to the conditions set forth herein, is issuing and selling to each Buyer the number of shares set forth on Schedule 1 hereto opposite such Buyer’s name under the “Shares” column (the “Shares”), in each case, of common stock, par value $0.01 per share (the “Common Stock”), of the Company, in each case, at a price of $13.54 per Share (the “Purchase Price”), for an aggregate purchase price as set forth in Schedule 1 hereto.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Issuance, Sale and Purchase of Shares; Initial Closing; Subsequent Purchases; Termination of Additional Issuance Obligation.

1.1 Issuance, Sale and Purchase of Shares. Subject to the terms and conditions of this Agreement, the Company shall issue and sell to each Buyer, and such Buyer shall purchase from the Company, its respective Shares for, and in consideration of delivery by each Buyer of, the Purchase Price for each such Share payable, in each case, on October 25, 2017 (or such other date mutually agreed upon in writing by the Company and the Buyers) (the “Initial Closing Date”) by wire transfer of immediately available funds to an account designated by the Company in accordance with the wire instructions set forth on Schedule 2 hereto; provided, however, that the obligation of the Buyers to purchase the Shares on the Initial Closing Date is subject to Mr. James P. Labe, the Company’s Chief Executive Officer, Mr. Sajal K. Srivastava, the Company’s President, and Mr. Andrew Olson, the Company’s Chief Financial Officer, purchasing an aggregate of 73,855 shares of Common Stock at the Purchase Price on the Initial Closing Date and on substantially similar terms as those contained in this Agreement (the “Management Purchase”).

1.2 Initial Closing. The issuance of the Shares pursuant to this Agreement shall occur simultaneously with the delivery to the Company of the Purchase Price on the Initial Closing Date (the “Transaction”) in accordance with the wire instructions set forth on Schedule 2 hereto.

1.3 Subsequent Purchases.

(a)

If, after the Initial Closing Date, the Company issues additional shares of Common Stock to unrelated third parties other than the Buyers for cash at a price per share that is at or above the Company’s then current net asset value per share (in either a single registered offering or private placement) (the “Third-Party Offering”), then each Buyer shall be obligated to purchase up to the number of shares of Common Stock set forth opposite such Buyer’s name on Schedule 1 under the “Additional Shares” column (as adjusted for any stock split, stock dividend or other recapitalization, “Additional Shares”) at the Purchase Price (as adjusted for any stock split, dividend consisting of stock, distribution consisting of stock or other reclassification of the Common Stock, the “Additional Purchase Price”) from the Company, with each Buyer purchasing the Additional Shares in a single offering and in the same proportion as it purchased Shares in connection with the Transaction (the “Additional Issuance”); provided, however, (i) each Buyer shall only be obligated to purchase the number of Additional Shares in one Additional Issuance such that after such Additional Issuance such Buyer does not exceed the 2.9% Limitation (as defined below) and the Buyers in the aggregate do not own more than nine percent (9%) of the outstanding Common Stock; (ii) if the Additional Purchase Price is below the Company’s then current net asset value per share at the time of the one Additional Issuance, each Buyer shall purchase its respective Additional

Shares at a price per share equal to the Company’s then current net asset value per share to the extent the shares of Common Stock sold in the Third-Party Offering immediately prior to the one Additional Issuance are sold at or above the then current net asset value per share; and (iii) if the Additional Purchase Price is above the Company’s then current net asset value per share at the time of the one Additional Issuance and the price of the Common Stock sold in the Third-Party Offering is below the Additional Purchase Price, each Buyer shall purchase its respective Additional Shares at the same price of the Common Stock sold in the Third-Party Offering.

(b)	(i) The Additional Purchase Price shall be determined on the date of the pricing of the Third-Party Offering; (ii) each Buyer’s obligation to purchase the Additional Shares shall become binding on the date of the closing of the Third-Party Offering; and (iii) the closing of the purchase of the Additional Shares shall occur on the tenth (10th) day following the closing of the Third-Party Offering (or, in the event such day is not a business day, on the next business day) (the “Subsequent Closing Date”).

1.4 Termination of Additional Purchase Obligation. Each Buyer’s obligation to purchase Additional Shares pursuant to Section 1.3 of this Agreement shall be subject to the conditions contained in Section 5 of this Agreement. Notwithstanding anything to the contrary, each Buyer’s obligation under Section 1.3 shall terminate immediately upon the earlier of (i) TPVG Advisers LLC (“Advisers”), or another affiliate of TriplePoint Capital LLC, no longer serving as the Company’s investment adviser, (ii) either James P. Labe or Sajal K. Srivastava are no longer actively involved in the management of the Company or TriplePoint Capital LLC (“Capital”), (iii) October 25, 2018 or (iv) the date on which such Buyer purchases any Additional Shares.

SECTION 2. Representations and Warranties of the Buyers. Each Buyer, on behalf of itself and not on behalf of any other Buyer, as applicable, represents and warrants to the Company, as of the date hereof, on the Initial Closing Date and on the Subsequent Closing Date, in each case, as follows:

2.1 Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority, to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder, and the execution, delivery and performance by such Buyer of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Buyer. This Agreement, when executed and delivered by such Buyer and the Company, shall constitute a valid and legally binding obligation of such Buyer, enforceable against such Buyer in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

2.2 Private Placement.

(a) Such Buyer understands that (i) the Shares have not been (and the Additional Shares will not be) registered under the Securities Act of 1933, as amended (the “Securities Act”) or under any state securities laws, and are being, or will be, offered and sold in reliance under federal and state exemptions for transactions not involving a public offering, (2) no governmental entity has reviewed, or will review, or made, or will make, any finding or determination as to the fairness or merits or any recommendation or endorsement with respect to an investment in the Shares or Additional Shares, (3) subject to the Lock-Up Period (as defined herein), the Shares and Additional Shares may not be offered, sold or otherwise transferred by such Buyer except pursuant to an effective registration statement under the Securities Act or an applicable exemption from the registration requirements of the Securities Act and (4) the following legend restricting the transferability and resale of the Shares and Additional Shares will be placed on all documents evidencing the Shares and Additional Shares, as applicable:

THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE

TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF TRIPLEPOINT VENTURE GROWTH BDC CORP. (THE “CORPORATION”) THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASE (I) AND (II) IN ACCORDANCE WITH ANY APPLICABLE FEDERAL SECURITIES LAWS AND THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND SUBJECT TO THE CORPORATION’S RIGHT PRIOR TO ANY SUCH TRANSFER PURSUANT TO CLAUSE (I) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT. IN ADDITION, THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF ANY APPLICABLE RESALE RESTRICTIONS REFERRED TO ABOVE.

(b) Such Buyer is an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D of the Securities Act. Such Buyer is not subject to and is not aware of any facts that would cause such Buyer to be subject to any of the “Bad Actor” disqualifications as described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

(c) The respective Shares and Additional Shares purchased by such Buyer are being, or will be, acquired by such Buyer for such Buyer’s own account for investment purposes only and not with a view for resale or distribution. Such Buyer was offered its respective Shares and Additional Shares, as applicable, through private negotiations and not through any general solicitation or general advertising.

(d) Such Buyer further understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act (the provisions of which are known to such Buyer) depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for resales of the Shares and Additional Shares acquired hereunder; provided, however, any resales under Rule 144 are subject to the Lock-Up Period.

(e) Such Buyer (a) either alone or together with its representatives has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment, (b) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment, (c) understands the terms of and risks associated with the acquisition of its respective Shares and Additional Shares, including, without limitation, a lack of liquidity, pricing availability and risks associated with the industry in which the Company operates, (d) has had the opportunity to review the Company’s Annual Report on Form 10-K for the Company for the fiscal year ended December 31, 2016, the Quarterly Report on Form 10-Q for the Company for the quarter ended March 31, 2017, the Quarterly Report on Form 10-Q for the Company for the quarter ended June 30, 2017 and such other disclosure regarding the Company, its business, its financial condition and its prospects as such Buyer has determined to be necessary in connection with the purchase of its respective Shares and Additional Shares, (e) has had an opportunity to ask such questions and make such inquiries concerning the Company, its business, its financial condition and its prospects as such Buyer has deemed appropriate in connection with such purchase and to receive satisfactory answers to such questions and inquiries and (f) acknowledges that (i) the Purchase Price and Additional Purchase Price is based on an estimate (within a range) of the net asset value per share of the Common Stock at September 30, 2017 (the “Estimated NAV Per Share”), plus an estimate of the net investment income and known net realized and unrealized gains, in each case, on a per share basis (the “Estimated NII and Gains Per Share”), generated by the Company for the period from September 30, 2017 through October 23, 2017; (iii) the Company’s Board of Directors has not yet determined the fair value of the Company’s investments at September 30, 2017 and, as a result, the Estimated NAV Per Share used in connection with arriving at the Purchase Price and Additional Purchase Price may differ from the net asset value per share of the Common Stock at September 30, 2017 ultimately reported by the Company after the Board of Directors makes such determinations or as a result of other changes in connection with finalizing the Company’s financial statements for the quarter ended September 30, 2017; (iv) there are risks inherent in the use of estimates, including the Estimated NAV Per Share and the Estimated NII and Gains Per Share, in arriving at the Purchase Price and Additional Purchase Price, including that they may be materially different from the finally determined figures thereof, if any; (v) the Estimated NAV Per

Share, the Estimated NII and Gain Per Share and an estimate (within a range) of the Company’s net investment income per share of Common Stock for the three months ended September 30, 2017 have been communicated in writing by the Company to each of the Buyers; and (vi) there will not be any subsequent adjustment to the Purchase Price or Additional Purchase Price in the event that any of the aforementioned estimates used in arriving at the Purchase Price and Additional Purchase Price differ from the finally determined figures thereof, if any; provided, however, the Additional Purchase Price is subject to modification as specified in Section 1.3(a).

(f) Such Buyer: (i) is not registered or required to be registered as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”); (ii) has not elected to be regulated as a business development company (“BDC”) under the 1940 Act; and (iii) if such Buyer is a private investment fund relying on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act for an exclusion from the definition of “investment company” under the 1940 Act, the acquisition of the Shares and Additional Shares pursuant to this Agreement by such Buyer shall not cause such Buyer to own after such acquisition, together with any entities it controls, more than two point nine percent (2.9%) of the outstanding Common Stock (the “2.9% Limitation”).

2.3 No Conflicts; Advice. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does, or will, (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which such Buyer is subject or any provision of its organizational documents or other similar governing instruments, or (b) conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which such Buyer is a party, except to the extent that such conflict, violation or default would not impair or delay the Buyer’s ability to consummate, or prohibit the Buyer from consummating, the transactions described in this Agreement. Such Buyer has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of its respective Shares and Additional Shares.

2.4 No Consent. No authorization, approval or other action by, and no notice to or filing with, any governmental, regulatory or legal authority or any other person is required for the due execution, delivery and performance by such Buyer of this Agreement or the consummation of the transactions contemplated hereby (other than (x) such as has been obtained, given, effected or taken prior to the date hereof, (y) consents, authorizations, approvals or filings required to be obtained or made by, or notices given to, any regulatory authority having jurisdiction over the Company, as to which such Buyer makes no representations or warranties and (z) routine filings that are informational in nature and made in the ordinary course of business).

SECTION 3. Representations and Warranties of the Company. The Company represents and warrants to each Buyer, as applicable, as of the date hereof, on the Initial Closing Date, and on the Subsequent Closing Date, as follows:

3.1 Authorization of Agreement. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with full corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder, and the execution, delivery and performance by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Company. The Company meets all the requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), has filed Form 1120-RIC (U.S. Income Tax Return for Regulated Investment Companies) for each of its tax years beginning with the tax year ended on December 31, 2014 through and including the tax year ended on December 31, 2016, and qualifies as a “regulated investment company” (“RIC”) under Subchapter M of the Code, and has been qualified as a RIC at all times since its formation. This Agreement, when executed and delivered by the Company and each Buyer, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

3.2 Authorization of the Shares. The Shares and Additional Shares to be sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment of the Purchase Price or Additional Purchase Price, as applicable, will be validly issued, fully paid and non-assessable; and the issuance and sale of the Shares and Additional Shares to be sold by the Company pursuant to this Agreement are not subject to any preemptive rights, rights of first refusal or other similar rights of any security holder of the Company or any other person.

3.3 No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does, or will, violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the Company is a party.

3.4 No Consent. No authorization, approval or other action by, and no notice to or filing with, any governmental, regulatory or legal authority or any other person is required for the due execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby (other than (x) such as has been obtained, given, effected or taken prior to the date hereof, (y) consents, authorizations, approvals or filings required to be obtained or made by, or notices given to, any regulatory authority having jurisdiction over each Buyer, as to which the Company makes no representations or warranties and (z) routine filings that are informational in nature and made in the ordinary course of business).

3.5 Offer and Sale of Securities. On or prior to each Additional Issuance, the Company has taken all required action under the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”) under the 1940 Act (the “1940 Act Regulations”) to make the Third-Party Offering and consummate the sale of the Additional Shares in the one Additional Issuance as contemplated by this Agreement.

3.6 Compliance with RIC Requirements. The Company intends to direct the investment of the net proceeds of the Transaction (and the net proceeds from the Additional Issuance of the Additional Shares) and to continue to conduct its activities in such a manner as to continue to comply with the requirements for qualification and taxation as a RIC under Subchapter M of the Code. The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code commencing with its taxable year ended December 31, 2014.

3.7 1940 Act Notification. The Company has elected to be regulated as a BDC under the 1940 Act and has filed with the SEC, pursuant to Section 54(a) of the 1940 Act, a duly completed and executed Form N-54A (the “1940 Act Notification”); the Company has not filed with the SEC any notice of withdrawal of the 1940 Act Notification pursuant to Section 54(c) of the 1940 Act; the 1940 Act Notification remains in full force and effect, and, to the Company’s knowledge, no order of suspension or revocation of such election under the 1940 Act has been issued or proceedings therefore initiated or threatened by the SEC. The operations of the Company are in compliance in all material respects with the applicable provisions of the 1940 Act and the 1940 Act Regulations.

3.8 Financial Statements. The financial statements of the Company included in its most recent quarterly report on Form 10-Q that was filed with the SEC (the “Form 10-Q”), together with the related schedules and notes, present fairly the financial position of the Company at the dates indicated and the results of operations, changes in net assets and cash flows of the Company and for the periods specified; and any such financial statements comply as to form with the applicable accounting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”),and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein); and the other financial information and data included in the Form 10-Q are accurately derived from such financial statements and the books and records of the Company, as applicable. All “non-GAAP financial measures” (as such term is defined in the rules and regulations of the SEC), if any, contained in the Form 10-Q comply with Item 10(e) of Regulation S-K of the SEC.

SECTION 4. Covenants.

4.1 Lock-Up. Notwithstanding anything to the contrary in this Agreement, each Buyer shall not, directly or indirectly, (i) sell, exchange, transfer, assign, pledge, hypothecate, grant any option to purchase or otherwise dispose of or agree to dispose of all or any portion of the Shares or Additional Shares held by such Buyer (ii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position with respect to any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, in each case, for a period of eighteen (18) months from the Closing Date (the “Lock-Up Period”), without the prior written consent of the Company’s Board of Directors; provided, however, that the Lock-Up Period shall expire immediately if (i) Advisers, or another affiliate of Capital, is no longer serving as the Company’s investment adviser or (ii) either James P. Labe or Sajal K. Srivastava are no longer actively involved in the management of the Company or Capital; provided further, that if any of the shares of Common Stock acquired by Messrs. Labe, Srivastava and Olson in the Management Purchase are disposed of by any of them prior to the expiration of the Lock-Up Period (the “Disposed Shares”), then the Lock-Up Period shall expire immediately with regard to the number of Shares held by the Buyers that are in the same proportion as the Disposed Shares are relative to the shares of Common Stock purchased in the Management Purchase. Each Buyer acknowledges that its respective Shares and Additional Shares shall bear the following restrictive legend:

THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, EXCHANGED, TRANSFERRED ASSIGNED, PLEDGED, HYPOTHECATED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A LOCK-UP AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). THE SECRETARY OF THE COMPANY WILL, UPON WRITTEN REQUEST, FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

4.2 Regulated Investment Company Status. The Company shall use best efforts to maintain its qualification as a RIC under Subchapter M of the Code for so long as the Company remains a BDC regulated under the 1940 Act.

4.3 Removal of Legends. If, after the expiration of the Lock-Up Period, each Buyer is not and has not been within the prior 90 days an affiliate of the Company within the meaning of the Securities Act and all applicable conditions of Rule 144 under the Securities Act have been met, the Company will arrange (at its expense) for the delivery of an opinion of counsel, in form and substance that is satisfactory to the transfer agent of the Common Stock, to assist in the removal of the restrictive legend from such Buyer’s respective portion of the Shares and Additional Shares, as applicable, subject to delivery by such Buyer of a customary back-up certificate regarding compliance with Rule 144 under the Securities Act.

4.4 Mirror Voting. Each Buyer shall vote its respective Shares and Additional Shares in the same proportion as the vote of all holders (excluding the Buyers) of shares of Common Stock; provided, however, such Buyer’s obligation with respect to this Section 4.4 shall only apply to such Buyer’s proportionate share of the Shares and Additional Shares held by all of the Buyers which in the aggregate exceeds 4.9% of shares of Common Stock outstanding.

4.5 Prohibition on Insider Trading and Compliance With Regulation FD. Each Buyer acknowledges such Buyer has received material nonpublic information about the Company in connection with the Transaction and the Additional Issuance. Each Buyer agrees that it shall not (a) purchase or sell, directly or indirectly, any securities of the Company (other than the purchase of the Shares in the Transaction or any Additional Shares, in each case, as contemplated by this Agreement) while in possession of relevant material, nonpublic information relating to the Company or (b) communicate any material nonpublic information to any other person. Each Buyer also acknowledges that the provisions of Regulation FD under the Exchange Act, requires the public announcement of previously disclosed non-public information if that information is disclosed to anyone who has not agreed to maintain the confidentiality of such information. Each Buyer agrees not to knowingly take any action that would require the Company to publicly disclose any information about or relating to the non-public information, and to take reasonable steps to ensure that none of the its representatives take any such action.

4.6 Current Public Information. The Company shall file all reports required to be filed by it under the Exchange Act and shall take such further action as any Buyer may reasonably request, all to the extent required to enable such Buyer to sell Registrable Securities (as defined below) or Shelf Registrable Securities (as defined below) pursuant to Rule 144. Upon request, the Company shall deliver to any Buyer a written statement as to whether it has complied with such requirements.

4.7 BDC Status. During the Lock-Up Period, the Company shall use its best efforts to maintain its status as a BDC.

4.8 Certificated Shares. Within twenty (20) days after the Closing Date, the Company shall cause to be issued certificated shares to each Buyer on Schedule 1 hereto that reflect the amount of Shares opposite such Buyer’s name under the “Shares” column and such certificated shares will bear the restrictive legends required by Section 2.2(a) and Section 4.1 of this Agreement.

SECTION 5. Closing Conditions.

The Transaction and the Additional Issuance is also subject to the conditions that, as applicable, on the Initial Closing Date and the Subsequent Closing Date:

(a)	no suspension of the qualification of the Common Stock for offering or sale or trading by the SEC, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(b)	all representations and warranties of the Company and each Buyer in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true in all respects) at and as of the Initial Closing Date and the Subsequent Closing Date, as applicable, and consummation of the Transaction and the Additional Issuance shall constitute a reaffirmation by each of the Company and each Buyer of each of the representations, warranties and agreements of each such party contained in this Agreement as of the Initial Closing Date and the Subsequent Closing Date, as applicable;

(c)	no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the Transaction and the Additional Issuance, as applicable, contemplated hereby illegal or otherwise restraining or prohibiting consummation of the Transaction and the Additional Issuance, as applicable, contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition;

(d)	at the Initial Closing Date, the Company shall have received the proceeds from the Management Purchase;

(e)	the Company’s 1940 Act Notification, as the same may be amended from time to time, remains in full force and effect;

(f)	on the Subsequent Closing Date, the Company’s net asset value per share shall not have declined 25.0% or more below the Estimated NAV Per Share; and

(g)	on or before the Subsequent Closing Date, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or (ii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States.

SECTION 6. Registration Rights.

6.1 Piggy-Back Registration Notice.

(a) If the Company proposes to file any registration statement under the Securities Act (a “Registration Statement”) with respect to any offering of Common Stock by the Company for its own account or for shareholders of the Company for their respective account (or by the Company and by shareholders of the Company), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for a dividend reinvestment and stock purchase plan or (iii) in connection with a merger or acquisition, then the Company shall (x) give written notice of such proposed filing to each Buyer no less than ten (10) days before the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration Statement and the proposed filing date of the Registration Statement, and (y) offer to each Buyer in such notice the opportunity to register up to the number of Shares and Additional Shares held by such Buyer (together with any other issued and outstanding shares of Common Stock held by other holders, collectively, the “Registrable Securities”) and such Buyer shall respond to such notice in writing no later than seven (7) days prior to the proposed filing date of the Registration Statement as specified in the notice (a “Piggy-Back Registration Notice”). The Company may request each Buyer who submits a Piggy-Back Registration Notice to furnish the Company with information as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. The Company shall prepare and file with the SEC such amendments and supplements to the Registration Statement and the base prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities subject thereto in connection with any Piggyback Offering (as defined below).

(b) Subject to Section 6.1(d) hereof, if at any time on or after the expiration of the Lock-Up Period, the Company proposes to offer and sell shares of Common Stock in an underwritten offering (the “Piggyback Offering”), the Company shall provide written notice (no less than ten (10) days prior to the launch of the Piggyback Offering) (“Offering Notice”) to each Buyer who has elected to have its respective Shares and Additional Shares included in the Piggy-Back Registration Notice (“Piggyback Electing Buyer”). Each Piggyback Electing Buyer may participate in the Piggyback Offering and have their respective portion of up to one-third (1/3) of the Registrable Securities (“Offering Cap”) then held by the Buyers in the aggregate (“Offered Securities”) included in the Piggyback Offering; provided, however, such Piggyback Electing Buyer shall be required to give the Company written notice of its election to participate in the Piggyback Offering no more than seven (7) days prior to the expected launch date of the Piggyback Offering as specified in the Offering Notice. The Company shall cause the managing underwriter or underwriters of the Piggyback Offering to offer and sell the Offered Securities on the same terms and conditions as any shares of Common Stock issued by the Company and to permit the sale or other disposition of such Offered Securities in accordance with the intended method(s) of distribution thereof; provided, however, if the Company in consultation with the underwriters reduces the aggregate number of shares of Common Stock to be offered in the Piggyback Offering, such reduction shall reduce the number of Offered Securities, on a pro-rata basis, of each Piggyback Electing Buyer. All holders of Offered Securities proposing to distribute their securities through the Piggyback Offering shall directly or indirectly enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Piggyback Offering. Once the Offering Cap has been reached, each Piggyback Electing Buyer may request the Company’s consent to increase the amount of Offered Securities that may be sold in a Piggyback Offering pursuant to the terms of this Section 6.1. Each Buyer agrees that (1) the Offering Notice constitutes material non-public information (“MNPI”) under the federal securities laws and that it will not engage in any transaction in any securities of the Company until such notice and the information contained therein ceases to constitute MNPI and (2) such Buyer shall treat as confidential the receipt of the Offering Notice and shall not disclose or use the information contained in such Offering Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally.

(c) Notwithstanding anything to the contrary in this Section 6, no Piggyback Electing Buyer shall have the right to participate in any offerings of Common Stock which are issued by the Company in an at-the-market offering (“ATM”) in accordance with Rule 415(a)(4) under the Securities Act and the Company shall have no obligation to comply with the requirements of Section 6.1 for any issuances of Common Stock under the ATM.

(d) Each Piggyback Electing Buyer’s participation in any Piggyback Offering contemplated by Section 6.1 of this Agreement may be expressly conditioned upon and subject to the final offering price per share in the Piggyback Offering being not less than a minimum price per share determined by the Piggyback Electing Buyer and set forth in its Piggy-Back Registration Notice (the “Minimum Price Condition”). If the Minimum Price Condition is not satisfied, the Piggyback Electing Buyer shall be deemed to not have consented to the Piggyback Offering of its Offered Securities in the Piggyback Offering.

(e) For the avoidance of doubt, if the Company elects to register the resale of the Shares and Additional Shares on the Shelf Registration Statement (as defined herein) under the Securities Act in furtherance of its obligations under Section 6.1, then the Piggyback Electing Buyers may only resell such shares in connection with an offering initiated by the Company.

6.2 Shelf Registration.

(a) On or before the expiration or termination of the Lock-Up Period, the Company shall file with the SEC a shelf registration statement under the Securities Act (the “Shelf Registration Statement”) in order to register the resale of the Shares and the Additional Shares then held by the Buyers thereunder. In the event the Lock-Up Period is terminated in accordance with the terms of this Agreement, the Company shall promptly file a Shelf Registration Statement with the SEC in order to effectuate the foregoing registration. The Company shall use its reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable after the initial filing of such Shelf Registration Statement, and once effective, the Company shall cause such Shelf Registration Statement to remain continuously effective for a period ending on the date on which all of the Registrable Securities subject thereto have been sold pursuant to the Shelf Registration Statement, Rule 144 under the Securities Act or otherwise. The Shelf Registration Statement shall name each of the Buyers as a selling securityholder and register all of their Shares and Additional Shares. In order for each Buyer to be named as a selling securityholder in such Shelf Registration Statement, the Company may require such Buyer to furnish the Company with information as shall be reasonably requested by the Company to effect the registration of the Shelf Registrable Securities (as defined below), and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

(b) In the event that the Shelf Registration Statement is effective, the Buyers shall have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering (an “Underwritten Takedown”)) Registrable Securities available for sale pursuant to such registration statement (together with any other issued and outstanding shares of Common Stock held by other holders, collectively, the “Shelf Registrable Securities”), so long as the Shelf Registration Statement remains in effect, and the Company shall pay all expenses in accordance with Section 6.3 of this Agreement. The applicable Buyers shall make such election by delivering to the Company a written request (a “Shelf Offering Request”) for such offering specifying the number of Shelf Registrable Securities that such Buyers desire to sell (the “Shelf Offered Securities”) pursuant to such offering (the “Shelf Offering”). As promptly as practicable, but no later than two (2) business days after receipt of a Shelf Offering Request, the Company shall give written notice (the “Shelf Offering Notice”) of such Shelf Offering Request to all other holders of Shelf Registrable Securities. The Company shall, as expeditiously as possible, use its reasonable efforts to facilitate such Shelf Offering.

(c) Notwithstanding the foregoing, if a Buyer wishes to engage in an underwritten block trade off of a Shelf Registration Statement, then notwithstanding the foregoing time periods, such Buyer only need to notify the Company of the block trade Shelf Offering two (2) business days prior to the day such offering is to commence and the Company shall promptly notify other holders and such other holders must elect whether or not to participate by the next business day (i.e., one business day prior to the day such offering is to commence) and the Company shall as expeditiously as possible use its reasonable efforts to facilitate such offering (which may close as early as two (2) business days after the date it commences); provided that holders representing a majority of the Shelf Registrable Securities wishing to engage in the underwritten block trade shall use commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten block trade.

(d) The Company shall, at the request of the Buyers covered by the Shelf Registration Statement, file any prospectus supplement and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Buyer to effect such Shelf Offering.

(e) Priority on Shelf Offerings. If the Shelf Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Shelf Registrable Securities and, if permitted hereunder, other shares of Common Stock requested to be included in such offering exceeds the number of Shelf Registrable Securities that can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration or offering, as applicable, prior to the inclusion of any other shares of Common Stock which are not Shelf Registrable Securities, the number of Shelf Registrable Securities requested by holders to be included that, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective holders thereof on the basis of the amount of Shelf Registrable Securities owned by each such holder that such holder of Shelf Registrable Securities shall have requested to be included therein.

(f) Restrictions on Shelf Offerings.

(1) The Company may suspend the use of a prospectus that is part of a Shelf Registration Statement for up to 60 days from the date of the Suspension Notice (as defined below) and therefore suspend sales of the Shelf Registrable Securities (such period, the “Suspension Period”) by providing written notice to the holders if (A) the Company’s board of directors determines in its reasonable good faith judgment that the offer or sale of Shelf Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any subsidiary to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or other transaction involving the Company or any subsidiary, (B) upon advice of counsel, the sale of Shelf Registrable Securities pursuant to the registration statement would require disclosure of MNPI not otherwise required to be disclosed under applicable law, and (C) either (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction or (y) disclosure of such MNPI would have a material adverse effect on the Company or the Company’s ability to consummate such transaction; provided that in such event, the holders shall be entitled to withdraw such request for a underwritten Shelf Offering and the Company shall pay all registration expenses in connection with such Shelf Offering. The Company may extend the Suspension Period with the consent of the applicable Buyer, which consent shall not be unreasonably withheld.

(2) In the case of an event that causes the Company to suspend the use of a Shelf Registration Statement as set forth in the preceding paragraph or at any time, when a prospectus relating to a Shelf Offering is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to this Section 6, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shelf Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading (a “Suspension Event”), the Company shall give a notice to the holders of Shelf Registrable Securities registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Shelf Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. If the basis of such suspension is nondisclosure of MNPI, the Company shall not be required to disclose the subject matter of such MNPI to holders. A holder shall not affect any sales of the Shelf Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). Each holder agrees that (1) such notice constitutes MNPI and that it will not engage in any transaction in any securities of the Company until such notice and the information contained therein ceases to constitute MNPI and (2) such holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement. Holders may recommence effecting sales of the Shelf Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the holders and their counsel, if any, promptly following the conclusion of any Suspension Event.

6.2 Expenses. All fees and expenses incident to the performance of or compliance with this Section 6 shall be borne by the Company whether or not any Registrable Securities or Shelf Registrable Securities are sold pursuant to a Registration Statement or the Shelf Registration Statement, as applicable. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities or the Shelf Registrable Securities ) and (D) with respect to any filing that may be required to be made by any broker through which a holder of Offered Securities or Shelf Offered Securities, as applicable, intends to make sales of Offered Securities or Shelf Offered Securities, as applicable, with Financial Industry Regulatory Authority, Inc., (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) fees and expenses of all other persons or entities retained by the Company in connection with the consummation of the transactions contemplated by this Section 6, and (vi) fees and disbursements of counsel for each of the Buyers incurred by the Buyers in connection with the sale and delivery of their Registrable Securities and their Shelf Registrable Securities, subject to a cap of $25,000 in the aggregate for all of the Buyers in connection with each Piggyback Offering or Shelf Offering and $75,000 in the aggregate for all of the Buyers in connection with all such offerings. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Offered Securities or Shelf Offered Securities, as applicable, on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions, or underwriting discounts, in each case, of any holder of Offered Securities or Shelf Offered Securities, as applicable.

SECTION 7. Publicity. Subject to Section 8 of this Agreement, any press releases, other public statements or disclosures regarding the subject matter of this Agreement, the Transaction or the other transactions contemplated therein shall be subject to the express prior written consent of each of the parties hereto after each party has been provided with a reasonable opportunity to review and comment any such press releases, other public statements or disclosures; provided, however, that any press release, other public statement or disclosure shall be permitted without each parties’ consent to the extent that it does not contain information beyond that included in a prior press release, other public statement or disclosure approved in writing by each party. Notwithstanding the foregoing any public statement or disclosure that is required by applicable law including the rules of the SEC or any securities exchange, as reasonably advised by the disclosing party’s counsel, may be made without the prior written consent of each other party, provided, however, that the non-disclosing party is provided with reasonably advance notice of such disclosure and drafts of the proposed public statement or disclosure.

SECTION 8. Confidentiality. Each Buyer acknowledges and understands that any information about the Company or its business learned in connection with the consummation of the Transaction and each Additional Issuance remains subject to the terms of the Confidentiality Agreement, by and among the Company, Capital and Private Equity Aggregator LP, dated as of April 19, 2017 (the “Confidentiality Agreement”).

SECTION 9. Indemnification and Contribution.

(a) The Company shall indemnify, defend and hold harmless each Buyer (and its respective affiliates, directors, officers, employees, successors and assigns) from and against any and all losses, claims, damages, liabilities and expenses based upon, arising out of or otherwise in respect of the Transaction and the Additional Issuance relating to any material inaccuracy in, or any material breach of, the representations or warranties of the Company and the covenants or agreements made by the Company in this Agreement. Each Buyer, severally and not joint, shall indemnify, defend and hold harmless the Company (and its affiliates, directors, officers, employees, successors and assigns) from and against any and all losses, claims, damages, liabilities and expenses based upon, arising out of or otherwise in respect of the Transaction and the Additional Issuance relating to any material inaccuracy in, or any material breach of, the representations or warranties of such Buyer and the covenants or agreements made by such Buyer in this Agreement.

(b) If any Registrable Securities or Shelf Registrable Securities are included in a Registration Statement or Shelf Registration Statement, as applicable, under Section 6 of this Agreement:

A. To the extent permitted by law, the Company will indemnify and hold harmless each Buyer, and the partners, members, officers, directors, and stockholders of each such Buyer; any underwriter (as defined in the Securities Act) for each such Buyer; and each person, if any, who controls such Buyer or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages (as defined herein) and any Other Damages (as defined herein), and the Company will pay to each such Buyer, underwriter, controlling person, or other aforementioned person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages and any Other Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 9(b)(A) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages and any Other Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Buyer, underwriter, controlling person, or other aforementioned person expressly for use in connection with such registration.

B. To the extent permitted by law, each Buyer, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each person (if any), who controls the Company within the meaning of the Securities Act, any underwriter (as defined in the Securities Act), any other person or entity selling securities in such Registration Statement or Shelf Registration Statement, as applicable, and any controlling person of any such underwriter or other person or entity, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such Buyer expressly for use in connection with such Registration Statement or Shelf Registration Statement; and each such Buyer will pay to the Company and each other aforementioned person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 9(b)(B) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Buyer, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Buyer by way of indemnity or contribution under Section 9(b)(B) and Section 9(b)(D) exceed the proceeds from the offering received by such Buyer (net of any selling expenses paid by such Buyer), except in the case of fraud or willful misconduct by such Buyer.

C. Promptly after receipt by an indemnified party under this Section 9(b) of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9(b), give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 9(b), to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 9(b).

D. To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 9(b) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 9(b) provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 9(b), then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Buyer’s liability pursuant to this Section 9(b)(D), when combined with the amounts paid or payable by such Buyer pursuant to Section 9(b)(B), exceed the proceeds from the Piggyback Offering or Shelf Offering, as applicable, received by such Buyer (net of any selling expenses paid by such Buyer), except in the case of willful misconduct or fraud by such Buyer.

E. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any Piggyback Offering or Shelf Offering, as applicable, are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

F. Unless otherwise superseded by an underwriting agreement entered into in connection with any Piggyback Offering or Shelf Offering, the obligations of the Company and Buyers under this Section 9(b) shall survive the completion of any offering of Registrable Securities or Shelf Registrable Securities under this Section 9, and otherwise shall survive the termination of this Agreement.

For purposes of this Section 9(b), “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Shelf Registration Statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading.

For purposes of this Section 9(b), “Other Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon any violation or alleged violation by the Company (or any of its agents or “affiliates” as such term is defined in Rule 405 under the Securities Act) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law in connection with the Piggyback Offering or the Shelf Offering.

SECTION 10. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by facsimile (upon confirmation of receipt), or 72 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such address as that party may specify by notice to the other party.

SECTION 11. Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and their respective successors, heirs, personal representatives and permitted assigns.

SECTION 12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 13. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired hereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

SECTION 14. Entire Agreement. This Agreement and the Confidentiality Agreement represents the understanding of the parties hereto with respect to the matters contemplated hereby, and there are no written or oral representations, warranties, understandings or agreements with respect hereto except as expressly set forth herein.

SECTION 15. Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by each party or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.

SECTION 16. Further Assurances. Each Buyer and the Company hereby agrees and provides further assurances that it will, in the future, execute and deliver any and all further agreements, certificates, instruments and documents and do and perform or cause to be done and performed, all acts and things as may be necessary or appropriate to carry out the intent and accomplish the purposes of this Agreement.

SECTION 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 18. Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

SECTION 19. MUTUAL WAIVER OF JURY TRIAL. THE COMPANY AND EACH BUYER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 20. CONSENT TO JURISDICTION. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE AFFAIRS OF THE COMPANY. TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE PARTIES HERETO IRREVOCABLY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT THEY ARE NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER

HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 21. No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to any Buyer in this Agreement.

SECTION 22. Obligations of Buyers. All of the representations, warranties, covenants and agreements of the Buyers hereunder are several and not joint and relate solely to the proportion of the Shares to be purchased by each Buyer and no Buyer shall be liable for any breach of any representations, warranties, covenants or agreements by any other Buyer. Nothing contained in this Agreement shall be construed to create as among the Buyers an association, trust, partnership, joint venture, association taxable as a corporation or other entity for the conduct of any business for profit, or impose a trust or partnership duty, obligation or liability on, or with regard to any Buyer, nor shall any Buyer have the right or authority to assume, create or incur any liability or obligation, express or implied, against, in the name of, or on behalf of any such other Buyer without the prior written consent of such other Buyer.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above-written.

COMPANY:

TRIPLEPOINT VENTURE GROWTH BDC CORP.

By:	/s/ Sajal Srivastava
Name:	Sajal Srivastava
Title:	President

BUYERS:

Vintage VII Foreign Income Blocker LLC

By: Vintage VII LP, its sole member

By: Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Jeanine Lee
Name:	Jeanine Lee
Title:	Authorized Signatory

Vintage VII Offshore Holdings LP

By: VF VII Advisors LLC, its general partner

By:	/s/ John Lewis
Name:	John Lewis
Title:	Manager

Vintage VII Emp Foreign Income Blocker LLC

By: Vintage VII EMP LP, its sole member

By: GSAM Gen-Par, L.L.C., its general partner

By:	/s/ Jeanine Lee
Name:	Jeanine Lee
Title:	Authorized Signatory

Vintage VII B Foreign Income Blocker LLC

By: Vintage VII B LP, its sole member

By: Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Jeanine Lee
Name:	Jeanine Lee
Title:	Authorized Signatory

Vintage VII B Offshore Holdings LP

By: Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Jeanine Lee
Name:	Jeanine Lee
Title:	Authorized Signatory

Vintage VII B2 Offshore Corporate Holdings LP

By: Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Jeanine Lee
Name:	Jeanine Lee
Title:	Authorized Signatory

Vintage VII Mgr Hlds LP

By: Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Jeanine Lee
Name:	Jeanine Lee
Title:	Authorized Signatory

Vintage VII A2 Offshore Holdings LP

By: Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Jeanine Lee
Name:	Jeanine Lee
Title:	Authorized Signatory

DALPP Series A(2) Foreign Income Blocker LLC

By: DALPP, L.P., its sole member

By: Goldman Sachs DA LLC, its general partner

By: GSAM Gen-Par, L.L.C., its managing member

By:	/s/ Jeanine Lee
Name:	Jeanine Lee
Title:	Authorized Signatory

RA Program 2017 Foreign Income Blocker Ltd

By: GSAM Gen-Par, L.L.C., its director

By:	/s/ Jeanine Lee
Name:	Jeanine Lee
Title:	Authorized Signatory

FPP Alternative Investments Foreign Income Blocker LLC

By: FPP Alternative Investments I, LP, its sole member

By: GSAM Gen-Par, L.L.C., its general partner

By:	/s/ Jeanine Lee
Name:	Jeanine Lee
Title:	Authorized Signatory